Exhibit 10.10.4
                                     FORM OF
                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


     THIS FOURTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into this 14th day of August, 2001, to be effective as of the respective date herein indicated, by and among RAM ENERGY, INC., a Delaware corporation ("Borrower"), the financial institutions listed on the signature pages hereof (such financial institutions being hereinafter individually and collectively referred to as the "Lender"), and FOOTHILL CAPITAL CORPORATION, a California corporation, as agent for the Lender ("Agent").

                                    RECITALS

     A. Borrower, Lender and Agent have entered into that certain Amended and Restated Loan and Security Agreement, dated as of December 27, 1999, as thereafter amended or otherwise modified, including as amended or modified by
(i) that certain consent letter dated February 25, 2000, executed by Borrower, Lender and Agent, (ii) that certain First Amendment to Amended and Restated Loan and Security Agreement, executed in May of 2000 by Borrower, Lender and Agent,
(iii) that certain Second Amendment to Amended and Restated Loan and Security Agreement, dated as of September 9, 2000 by Borrower, Lender and Agent, and (iv) that certain Third Amendment to Amended and Restated Loan and Security Agreement, dated as of April 10, 2001, by Borrower, Lender and Agent (as amended or otherwise modified from time to time, the "Loan Agreement").

     B. Borrower and Lender desire to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    AGREEMENT

                                    ARTICLE I
                                   Definitions

     1.01 Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

                                   ARTICLE II
                          Amendments to Loan Agreement

     Effective as of the date hereof, the Loan Agreement is hereby amended as follows:

     2.01 Fee. Borrower hereby agrees to pay Agent, for the ratable benefit of the Lender Group, in immediately available funds, a $30,000 fee in connection with the agreements of Agent and Lender contained in this Amendment, which fee shall be deemed fully earned and non-refundable as of the date of execution by Borrower of this Amendment. This fee shall be due and payable on the date of execution by Borrower of this Amendment and is in addition to, and not in limitation of, all other fees payable by Borrower from time to time under the Loan Agreement and the other Loan Documents.

                                   ARTICLE III
                      Limited Consent and Waiver Regarding
                  Minimum Availability and Hedging Requirements

     3.01 Limited Consent and Waiver Regarding Minimum Availability and Hedging Requirements. Borrower (i) has requested that Agent and Lender waive, only in connection with the scheduled interest payment due August 15, 2001, on the Unsecured Notes (the "Payment"), the requirement embodied in Section 7.24(ii)(b) that after giving effect to the Payment, it have an aggregate amount of $2,000,000 of Availability and unrestricted immediately available cash on hand (the "$2,000,000 Availability Requirement"), and (ii) has requested that Agent and Lender waive the requirement embodied in Section 6.19 that the Borrowing Base Entities maintain one or more Hedging Agreements with respect to its Hydrocarbon production, which taken together shall at all times cover aggregate notional volumes of Hydrocarbons equal to not less than 25% of the Borrowing Base Entities' forecasted Hydrocarbon production from Oil and Gas Properties classified as Proved Developed Producing Reserves (the "Minimum 25% Hedging Requirement") for the period from July 31, 2001 through August 31, 2001. Subject to the conditions specified in Section 3.02 of this Amendment and to the other terms, conditions and provisions of this Amendment, each of Agent and Lender hereby (i) waives with respect to the Payment the $2,000,000 Availability Requirement so long as after giving effect to the Payment, the Borrower has Availability in excess of $0, and (ii) waives the Minimum 25% Hedging Requirement for the period from July 31, 2001 through August 31, 2001; provided, however, the consent and waiver described in this Section 3.01 is strictly limited to the $2,000,000 Availability Requirement and the Minimum 25% Hedging Requirement.

     3.02 Conditions to Consent and Waiver. The effectiveness of the consent and waiver described above in Section 3.01 is subject to each of the conditions specified in Article IV of this Amendment regarding the effectiveness of this Amendment having been satisfied in a manner satisfactory to Agent.

     3.03 No Other Waivers. Except as otherwise specifically provided for in
Section 3.01 of this Amendment, nothing contained herein shall be construed as a waiver by Agent or Lender of any covenant or provision of the Loan Agreement, the other Loan Documents, this Amendment or of any other contract or instrument between Borrower and Agent or Lender, and the failure of Agent or Lender at any time or times hereafter to require strict performance by Borrower of any provision thereof shall not waive, affect or diminish any right of Agent or Lender to thereafter demand strict compliance therewith. Each of Agent and Lender hereby reserves all rights granted under the Loan Agreement, the other Loan Documents, this Amendment and any other contract or instrument between Borrower and Agent or Lender.

                                   ARTICLE IV
                              Conditions Precedent

     4.01 Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

     (a) Agent shall have received this Amendment, duly executed by Borrower.

     (b) The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof.

     (c) No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

     (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent and its legal counsel.

     (e) Agent shall have received, in immediately available funds, for the ratable benefit of the Lender Group, payment of the $30,000 fee payable by Borrower pursuant to Section 2.01 of this Amendment.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lender and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02 Representations and Warranties. Borrower hereby represents and warrants to Agent and Lender that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Articles of Incorporation or Bylaws of Borrower; (b) attached hereto as Annex A is a true, correct and complete copy of presently effective resolutions of Borrower's Board of Directors authorizing the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith, certified by the Secretary of Borrower; (c) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (d) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent or Lender; (e) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and (f) Borrower has not amended its Articles of Incorporation or its Bylaws since the date of the Loan Agreement.

                                   ARTICLE VI
                            Miscellaneous Provisions

     6.01 Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or Lender or any closing shall affect the representations and warranties or the right of Agent or Lender to rely upon them.

     6.02 Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

     6.03 Expenses of Lender and Agent. As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent or Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and Lender's legal counsel, and all costs and expenses incurred by Agent and Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent's legal counsel and Lender's legal counsel.

     6.04 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     6.05 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Agent and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent and Lender.

     6.06 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     6.07 Effect of Waiver. No consent or waiver, express or implied, by Agent or Lender to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

     6.08 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     6.09 Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

     6.10 Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT AND LENDER.

      [remainder of page intentionally left blank; signature pages follows]

     IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

                                    BORROWER:

                                    RAM ENERGY, INC.,
                                    a Delaware corporation

                                    By:      _____________________
                                    Name:    John Longmire
                                    Title:   Senior Vice President


                                    LENDER:

                                    FOOTHILL CAPITAL CORPORATION,
                                    a California corporation, as Lender

                                    By:      _____________________________
                                    Name:    _____________________________
                                    Title:   _____________________________


                                    AGENT:

                                    FOOTHILL CAPITAL CORPORATION, a
                                    California corporation, as Agent for Lender

                                    By:      _____________________________
                                    Name:    _____________________________
                                    Title:   _____________________________


Acknowledged, Consented and Agreed to as of August 14th, 2001:

RLP GULF STATES, L.L.C.,
an Oklahoma limited liability company

By:      RAM ENERGY, INC.,
         a Delaware corporation, as its Sole Member
         and Sole Manager

By:      _____________________
Name:    John Longmire
Title:   Senior Vice President

MAGIC CIRCLE ENERGY CORPORATION,
a Delaware corporation

By:      _____________________
Name:    John Longmire
Title:   Senior Vice President

MAGIC CIRCLE ACQUISITION CORPORATION,
an Oklahoma corporation

By:      _____________________
Name:    John Longmire
Title:   Senior Vice President

CARMEN DEVELOPMENT CORPORATION,
an Oklahoma corporation

By:      _____________________
Name:    John Longmire
Title:   Senior Vice President

CARMEN FIELD LIMITED PARTNERSHIP,
an Oklahoma limited partnership

By:      CARMEN DEVELOPMENT CORPORATION,
         an Oklahoma corporation, its Sole General Partner

By:      _____________________
Name:    John Longmire
Title:   Senior Vice President

FOOTHILL INCOME TRUST, L.P.,
a Delaware limited partnership

By:      FIT GP, LLC, its general partner,
         a Delaware limited liability company

By:      ________________________________
Name:    ________________________________
Title:   ________________________________